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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): July 23, 2001
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 5.   Other Events.

On July 23, 2001, the Registrant issued a press release announcing the election of Charlene Barshefsky and Peter R. Dolan to its Board of Directors. A portion of such press release is filed herein as Exhibit 99.1.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                         Name:  Stephen P. Norman
                                         Title: Secretary

DATE:   July 23, 2001

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                                  EXHIBIT INDEX

Item No.                          Description
----------                        -----------

  99.1       A portion of press release of American Express Company dated
             July 23, 2001.

                                                           Exhibit 99.1

    News Release     News Release     News Release       News Release

                                                American Express Company
                                                American Express Tower
                                                World Financial Center
                                                New York, N.Y. 10285-4805

                                                Contact:  Molly Faust
                                                          212/640-7453
                                                          molly.faust@aexp.com



                 CHARLENE BARSHEFSKY AND PETER R. DOLAN ELECTED
                            TO AMERICAN EXPRESS BOARD

NEW YORK - July 23, 2001 - The Board of Directors of American Express Company today announced the elections of Ambassador Charlene Barshefsky, Senior International Partner at the law firm of Wilmer, Cutler & Pickering and former United States Trade Representative, and Peter R. Dolan, President and Chief Executive Officer of Bristol-Myers Squibb Company, as directors of American Express.

         Ambassador Barshefsky, 50, is the Senior International Partner at the prominent law firm of Wilmer, Cutler & Pickering, based in Washington, D.C. From 1996 to 2001, Ambassador Barshefsky was the United States Trade Representative, a member of the president's Cabinet and the chief trade negotiator and principal trade policy maker for the United States. During her tenure, she pursued the aggressive opening of foreign markets through the negotiation of hundreds of complex trade agreements spanning nations around the world, from China, Japan and the European Union to the smallest states of Latin America, Africa and the Middle East. Prior to her government service, Ambassador Barshefsky was a partner in the Washington, D.C. law firm of Steptoe and Johnson where she co-chaired the firm's International Practice Group. She is a graduate of the University of Wisconsin and Catholic University School of Law.

        Mr. Dolan, 45, was named President and Chief Executive Officer of Bristol-Myers Squibb Company on May 1, 2001. As President, Mr. Dolan helped formulate the company's Strategy for Growth plan, aimed at doubling the firm's size by the end of 2005. Since joining the company in 1988, Mr. Dolan has held a series of executive line and management positions with worldwide responsibilities. Mr. Dolan is an Overseer for Tufts Medical School, a member of the American Cancer Society's CEO Advisory Board, a member of the Board of Managers of the New York Botanical Garden and a member of the Steering Committee of the National Dialogue on Cancer. He received a B.A. degree from Tufts University and an MBA degree from the Amos Tuck School of Business at Dartmouth.

        American Express Company (www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

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